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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2008

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)

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           Delaware                     0-12500                 13-3145265
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
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                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

        On February 11, 2008, Ms. Michelle R. Cinnamon Flores, was appointed to the Company's Board of Directors. Ms. Flores will be the Chairman of the Audit Committee. Ms. Flores, age 33, has, since March 2007, been serving as Assistant Vice President of Finance for a private company engaged in property management. Previous to that position, from July 2005 to March 2007, she was Controller, Human Resources, for Stevens Hospitality, where she was primarily responsible for cash management and financial statement preparation. Between October 2003 and July 2005, she was at Emporio Turistico where she served as General Manager. Ms. Flores replaces Mr. Donald Lovell, who died in February 2008.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               DATED: FEBRUARY 19, 2008             ISRAMCO, INC.

                                                BY: /s/ Haim Tsuff
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                                                    HAIM TSUFF
                                                    CHIEF EXECUTIVE OFFICER